HYCROFT APPOINTS JACK HENRIS AS CHIEF OPERATING OFFICER AND FORTIFIES OPERATING AND TECHNICAL TEAMS WITH SEVERAL KEY ADDITIONS

DENVER, CO, January 12, 2021 - Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”), is pleased to announce the appointment of Mr. Jack Henris to the position of Executive Vice President and Chief Operating Officer effective January 11, 2021. Hycroft has also recently welcomed several additional key members to the Hycroft team. A thorough review of the organizational structure, including the identification of technical and operating needs, led to a bolstering and restructuring of the Hycroft operating team.

Diane R. Garrett, President and Chief Executive Officer of Hycroft, said, “We worked quickly to identify critical roles and find highly experienced candidates to strengthen the technical and operations group in order to position Hycroft for a successful future. Under new leadership, we are so pleased with the incredible talent we’ve attracted to our team, and the addition of Jack is a key element to our success. I am confident that we now have the right team aligned with our goals and objectives and we are well positioned to execute on the development strategy for Hycroft. The vision and leadership of the senior team will be critical components in the success of this long-life operation.”

•Mr. Henris is a highly experienced mining operations executive with more than 35 years of experience in senior operations positions with major mining firms including General Manager of two mines at Newmont Mining Corporation (“Newmont”) where he was responsible for surface and underground mines and processing facilities, including roasting, flotation and oxide milling, and heap leach pads. At Barrick Gold Corporation (“Barrick”), Mr. Henris held positions as Mine Operations Supervisor and Senior Mine Planner at the Goldstrike Mine. At Goldcorp Inc., Mr. Henris was Vice President, Mining and Geotechnical. His background includes on the ground experience managing several open pit and underground mines with both heap leach and milling/refractory oxidation processing operations. Mr. Henris has a specific focus and strong experience in establishing safety cultures, reliability, and cost control programs. He joins us from Stantec Inc. where he was a Senior Mining Consultant providing his technical expertise on mine planning, engineering support, feasibility, and optimization studies for several mining projects. Mr. Henris holds a Bachelor of Science in Geological Engineering from the South Dakota School of Mines and Technology.

•Mr. James Berry joins Hycroft as Vice President, Exploration and Geology. Mr. Berry brings more than 30 years of experience in geology and exploration to the Hycroft team. His previous roles have included progressively senior technical positions with successful hard rock mining companies including Romarco Minerals Inc. (“Romarco”), Barrick, and Homestake Mining Company. Mr. Berry is a Mine Geologist with ore control expertise, metallurgical expertise and geologic domain interpretation and modeling. Mr. Berry has a proven track record of establishing successful exploration and geology programs often leading to significant growth in mineral resource and reserves. At Romarco’s Haile Gold Mine, his reinterpretation of the geology and resource led to the discovery of over five million ounces of gold, including two high-grade underground targets. Mr. Berry earned his Bachelor of Arts in Geology from the University of Tennessee and is a Qualified Person in accordance with the Securities and Exchange Commission’s new mining rules.

•The process group, which includes metallurgical and laboratory services, crushing, heap leach, Merrill-Crowe and refinery operations, is being led by Mr. Kenji Umeno. Mr. Umeno has held Metallurgist and Chief Metallurgist positions with Newmont (Carlin Mine), Freeport McMoRan Inc.

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and Equinox Gold Corp. where he was the Process Operations Manager for the 70,000 tons per day Mesquite Mine in California. With Fluor Canada Ltd. he held the position of Process Engineer and led many process technology developments for feasibility stage projects. At Hycroft, Mr. Umeno has added a pad supervisor and lead person, and crews have been restructured to self-perform heap leach operations with contractors being phased out. The metallurgical group has been reorganized to focus resources on oxidation as well as operations support and welcomes the addition of two senior metallurgists well-versed in refractory processing and geo-metallurgy.

•The Company has attracted 11 key technical and operations personnel experienced in mine planning, maintenance, process, metallurgy, stakeholder/regulatory engagement, and engineering. These seasoned superintendents, supervisors and senior technical professionals with up to 30 years of experience will be key to our success as we drive safety and health programs, improve operating efficiencies, build mine facilities and infrastructure, and operate responsibly.

•Critical to the success of the mine is an effective safety and health program. The Safety and Heath team is fully staffed and embedded within each of the mine departments.
About Hycroft Mining Holding Corporation

Hycroft is a US-based, gold and silver producer operating the Hycroft mine located in the world-class mining region of Northern Nevada. The Hycroft mine features one of the largest gold/silver deposits in the world with a low-capital, low-cost process and a 34-year mine life.

Contact:
Diane R. Garrett	Tracey Thom
President & Chief Executive Officer	Vice President, Investor Relations & Corporate Communication
(210) 621-4200	(303) 524-1948
Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the Unites States Securities Exchange Act of 1934, as amended, or the Unites States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition and results of operations. Forward-looking statements include, but are not limited to: industry related risks including: fluctuations in the price of gold and silver; uncertainties concerning estimates of reserves and mineralized material; uncertainties relating to the ongoing COVID-19 pandemic; the intense competition within the mining industry and state of Nevada; the inherently hazardous nature of mining activities, including environmental risks; our insurance may not be adequate to cover all risks associated with our business, or cover the replacement costs of our assets; potential effects on our operations of U.S. federal and state governmental regulations, including environmental regulation and permitting requirements; cost of compliance with current and future government regulations; uncertainties relating to obtaining or retaining approvals and permits from governmental regulatory authorities; potential challenges to title in our mineral properties;

Hycroft Fortifies Operating Team

risks associated with proposed legislation in Nevada that could significantly increase the costs or taxation of our operations; and changes to the climate and regulations and pending legislation regarding climate change; business-related risks including: risks related to our liquidity and going concern considerations; risks related to the heap leaching process at the Hycroft Mine and estimates of production; our ability to achieve our estimated production and sales rates and stay within our estimated operating and production costs and capital expenditure projections; risks related to our limited experience with a largely untested process of oxidizing and heap leaching sulfide ores; the decline of our gold and silver production; risks related to our reliance on one mine with a new process; uncertainties and risks related to our reliance on contractors and consultants; uncertainties related to our ability to replace and expand our ore reserves; the costs related to our land reclamation requirements; availability and cost of equipment, supplies, energy, or commodities; the commercial success of, and risks relating to, our development activities; risks related to slope stability; our ability to raise capital on favorable terms or at all; risks related to our substantial indebtedness, including cross acceleration and our ability to generate sufficient cash to service our indebtedness; uncertainties resulting from the possible incurrence of operating and net losses in the future; risks related to disruption of our business due to the historical chapter 11 proceedings; the loss of key personnel or our failure to attract and retain personnel; risks related to technology systems and security breaches; risks related to current and future legal proceedings; our current intention or future decisions whether or not to use streaming or forward-sale arrangements; risks associated with possible future joint ventures; and risks that our principal stockholders will be able to exert significant influence over matters submitted to stockholders for approval; risks related to our securities, including: volatility in the price of our common stock; risks related to a lack of liquidity in the trading of our common stock and warrants; potential declines in the value of our common stock and warrants due to substantial future sales of our common stock and/or warrants; dilution of an investment in our common stock and warrants; we do not intend to pay cash dividends; and anti–takeover provisions could make a third party acquisition of us difficult. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on current expectations. Although our management believes that its expectations are based on reasonable assumptions, we can give no assurance that these expectations will prove correct. Please see our “Risk Factors” set forth in our Form 8-K/12B under the section titled “Form 10 Information – Risk Factors,” and “Risk Factors” set forth in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Hycroft Fortifies Operating Team
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